Exhibit 10m-3

THIRD AMENDMENT

This THIRD AMENDMENT dated as of December 22, 2005 (this "Amendment"), is made by and among (a) ROGERS CORPORATION, a Massachusetts corporation (the "Borrower"), having its principal place of business at One Technology Drive, Rogers, Connecticut 06263, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"), (c) BANK OF AMERICA, N.A., a national banking association, as successor by merger to Fleet National Bank, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) BANK OF AMERICA, N.A. and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms defined in the Credit Agreement referred to below that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Multicurrency Revolving Credit Agreement dated as of December 8, 2000 (as amended as of September 7, 2001 and October 25, 2002 and as further amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"); and

WHEREAS, the Borrower has requested that the Credit Agreement be amended to extend the Maturity Date as set forth herein; and

WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to an amendment to provide for such extension.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to the Credit Agreement.

(a)       The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Maturity Date. December 8, 2006.

§2.  Guarantors' Consent.  Each of the Guarantors hereby consents to the amendment to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.

§3.  Representations, Warranties and Covenants; No Default; Authorization.  The Borrower and the Guarantors hereby represent, warrant and covenant to the Agent and the Banks as follows:

(a)       each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date), and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(b)       this Amendment has been duly authorized, executed and delivered by each of the Borrower and Guarantors and is in full force and effect; and

(c)       upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

§4. Conditions to Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of the conditions that (a) this Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Agent and the Majority Banks, and (b) the Borrower shall have paid the outstanding fees and expenses of the Agent’s Special Counsel.

§5.  Ratification, etc.  Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§6.  No Implied Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrower or Guarantors or any right of the Agent or any Bank consequent thereon.

§7.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

§8.  Governing Law.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

Borrower:	ROGERS CORPORATION

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

Guarantors:	ROGERS L-K CORP.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

TL PROPERTIES, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS SPECIALTY MATERIALS CORPORATION

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS JAPAN INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS SOUTHEAST ASIA, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

[Signature Page to Third Amendment to Rogers Credit Agreement]

ROGERS TAIWAN, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS KOREA, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS TECHNOLOGIES SINGAPORE, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS CIRCUIT MATERIALS INCORPORATED

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS CHINA, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

ROGERS KF, INC.

/s/ Robert M. Soffer

Name: Robert M. Soffer Title: Vice President, Treasurer and Secretary

Agent and Banks:	BANK OF AMERICA, N.A., as Bank

/s/ Matthew S. Latham

Name: Matthew S. Latham Title: Senior Vice President

BANK OF AMERICA, N.A., as Agent

/s/ Matthew S. Latham

Name: Matthew S. Latham Title: Senior Vice President

CITIZENS BANK OF CONNECTICUT

/s/

Name: Title:

[Signature Page to Third Amendment to Rogers Credit Agreement]

Agent and Banks:	BANK OF AMERICA, N.A., as Bank

/s/

Name: Title:

BANK OF AMERICA, N.A., as Bank

/s/

Name: Title:

CITIZENS BANK OF CONNECTICUT

/s/ Patricia D. Donnelly

Name: Patricia D. Donnelly Title: Vice President

[Signature Page to Third Amendment to Rogers Credit Agreement]